UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 0.50 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“AGM”) held on May 15, 2025, the Company’s shareholders approved an amendment of Article 6 of the Articles of Association to renew the Company’s capital band, which authorizes the Board of Directors to increase or decrease the Company’s share capital by up to 20% for a 1-year period ending on May 15, 2026, and in connection therewith, limit or withdraw the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 1, 2025 (“Proxy Statement”), under the heading “Agenda Item 9: Renewal of a capital band for authorized share capital increases and reductions,” which is incorporated herein by reference.

  A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its AGM on May 15, 2025, pursuant to notice duly given. Agenda Items 1-12 submitted by the Company at the annual general meeting were approved in accordance with the Board’s recommendations. The shareholder proposal, Agenda Item 13, was rejected. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Company’s 2025 Proxy Statement under the heading “What vote is required to approve each agenda item?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2024

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
356,452,390	566,689	970,647	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,449,819	176,634	363,273	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,539,109	151,360	299,257	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
328,006,797	1,948,574	976,068	27,048,017

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending December 31, 2025

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
342,782,482	14,925,543	281,701	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the financial year ending December 31, 2025

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
338,649,904	19,060,773	279,049	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,030,817	646,732	312,177	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
314,468,240	16,172,344	301,125	27,048,017

5.2	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
309,105,154	21,529,167	307,388	27,048,017

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
317,795,932	12,837,296	308,481	27,048,017

5.4	Election of Nancy K. Buese as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
328,671,190	1,988,922	281,597	27,048,017

5.5	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
328,726,023	1,944,642	271,044	27,048,017

5.6	Election of Nelson J. Chai as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
328,824,132	1,837,168	280,409	27,048,017

5.7	Election of Michael L. Corbat as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
317,820,219	12,843,593	277,897	27,048,017

5.8	Election of Fred Hu as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
323,545,765	7,119,803	276,141	27,048,017

5.9	Election of Robert J. Hugin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
328,881,623	1,780,776	279,310	27,048,017

5.10	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
319,366,457	11,300,873	274,379	27,048,017

5.11	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
318,118,845	12,543,629	279,235	27,048,017

5.12	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
274,302,689	56,123,467	515,553	27,048,017

5.13	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
321,236,304	9,415,076	290,329	27,048,017

5.14	Election of Frances F. Townsend as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
314,772,508	15,727,033	442,168	27,048,017

6.	Election of Evan G. Greenberg as Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
255,656,290	74,664,555	620,864	27,048,017

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
314,531,706	16,080,228	329,775	27,048,017

7.2	Election of Michael L. Corbat as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
324,521,832	6,090,644	329,233	27,048,017

7.3	Election of David H. Sidwell as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
289,043,834	41,335,388	562,487	27,048,017

7.4	Election of Frances F. Townsend as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
317,383,717	13,219,959	338,033	27,048,017

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,477,665	148,898	363,163	0

9.	Renewal of a capital band for authorized share capital increases and reductions

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
345,823,119	11,815,955	350,652	0

10.1	Maximum compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
329,032,777	962,388	946,544	27,048,017

10.2	Maximum compensation of Executive Management for the 2026 calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
321,498,060	8,492,532	951,117	27,048,017

10.3	Advisory vote to approve the Swiss compensation report

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
315,536,020	15,001,238	404,451	27,048,017

11.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
315,166,639	15,403,826	371,244	27,048,017

12.	Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2024

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
355,456,450	1,632,565	900,711	0

13.	Shareholder proposal on Scope 3 greenhouse gas emissions reporting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
45,779,040	282,479,933	2,682,736	27,048,017

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 16, 2025